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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): October 3, 2000
                                                   (September 21, 2000)
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                       INNOVATIVE CLINICAL SOLUTIONS, LTD.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


        0-27568                                        65-0617076
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(Commission File Number)                    (IRS Employer Identification Number)


               10 DORRANCE STREET, SUITE 400, PROVIDENCE, RI 02903
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                    (Address of principal executive offices)


                                 (401) 831-6755
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)


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Item 1. Change in Control of Registrant

         On the Effective Date of the Prepackaged Plan (as defined and described in Item 5 hereof), a change of control of Innovative Clinical Solutions, Ltd. (the "Registrant") occurred. As a result of the implementation of the Prepackaged Plan, four affiliated entities (the "Control Group"), consisting of Third Avenue Trust on behalf of Third Avenue Value Fund Series ("Third Avenue"), Aggressive Conservative Investment Fund, L.P., ("ACIF") Sun America Style Select Series Small-Cap Value Portfolio and the Zelda Ross Trust collectively acquired 47.372% of the issued and outstanding shares of the Registrant's voting stock (the "Controlling Interest"), which gives this group effective control of the Registrant. The Controlling Interest was acquired in exchange for Debentures (as defined in Item 5) which had previously been held by the Controlling Group.

         Third Avenue and ACIF were members of a steering committee of Debentureholders (the "Steering Committee") which negotiated the terms of the Prepackaged Plan. The Steering Committee was entitled, in accordance with the Prepackaged Plan, to designate three members of the Registrant's Board of Directors and to approve the appointment of a fourth member of the Registrant's Board of Directors to serve until the Registrant's next annual meeting. Accordingly, members of the Controlling Group either appointed or approved a majority of the members of the current Board of Directors. There is no agreement in place that gives the Controlling Group or any member thereof the right in the future to designate, appoint, approve or select members of the Registrant's Board of Directors. The Controlling Group, however, would most likely be able to elect the members of the Board of Directors if each member of the Controlling Group voted in concert with the others. Further, Third Avenue acting alone would most likely be able to elect the members of the Board of Directors.

         To the knowledge of the Registrant, there are no arrangements with any person or group, the operation of which would result in a change of control of the Registrant in the future.

Item 5. Other Events

EFFECTIVE DATE OF PREPACKAGED PLAN

         On July 14, 2000, the Registrant announced that it and its wholly owned subsidiaries (collectively, the "Debtors") had filed voluntary petitions for protection under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the District of Delaware (the "Court"). The Debtors' cases were consolidated for the purpose of joint administration (Case Nos. 00-3027 through 00-3091 inclusive) and were assigned to Judge Peter J. Walsh. The purpose of the filing was to recapitalize the Registrant through the conversion of $100 million of 6 3/4% Convertible Subordinated Debentures due 2003 (the "Debentures") into newly issued common stock (the "New Common Stock") representing 90% of its common equity pursuant to a joint prepackaged plan of reorganization (the "Prepackage Plan"). Following a hearing held on August 23, 2000, the Court entered an order confirming the Registrant's Prepackaged Plan, which order was dated August 25, 2000. On September 21, 2000, the Registrant satisfied all of the conditions precedent to the effectiveness


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of the Prepackaged Plan, and accordingly, the Prepackaged Plan became effective on such date (the "Effective Date"). A copy of the Registrant's press release dated September 21, 2000 announcing the Effective Date of the Prepackaged Plan is attached hereto as Exhibit 99.1.

EXCHANGE OF OLD COMMON STOCK AND DEBENTURES

         On the Effective Date, the Debentures, the Registrant's Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock") and the Old Other Interests (as defined in the Prepackaged Plan) were canceled and extinguished and the holders thereof were entitled to receive only the distributions, if any to be made to such holders under the Prepackaged Plan. Under the Prepackaged Plan, each Debentureholder is entitled to receive, for each $1,000 in face amount of the Debentures held by such holder on the Effective Date, 108 shares of New Common Stock, and each existing stockholder is entitled to receive, for each 31 shares of Old Common Stock held by such stockholder on the Effective Date, 1 share of New Common Stock. New Common Stock shall be issued in whole shares only, with any fractional share amounts to be rounded up or down as applicable. Since, under the Prepackaged Plan, no fractional shares of New Common Stock will be issued, any stockholder currently holding less than 16 shares of Old Common Stock will not receive any shares of New Common Stock under the Prepackaged Plan. The Registrant has instructed its transfer agent to effect the exchange of Debentures and Old Common Stock for New Common Stock as expeditiously as possible. Upon completion of these exchanges, the Registrant will have approximately 12 million shares of New Common Stock issued and outstanding. Of these, 10.8 million will be held by the former Debentureholders and approximately 1.2 million will be held by former holders of our Old Common Stock. The actual number of shares outstanding will depend upon the rounding up or down of stock holdings described above.

TAX TREATMENT FOR HOLDERS OF DEBENTURES AND OLD COMMON STOCK

         Although the issue is not free from doubt, implementation of the Prepackaged Plan should be treated as part of a "recapitalization" within the meaning of the reorganization provisions of the Internal Revenue Code and the Debentures as well as the Old Common Stock should be considered "securities" within the meaning of such provisions. Accordingly a holder of Debentures and/or Old Common Stock (i) will not be entitled to recognize any loss realized as a result of implementation of the Prepackaged Plan and (ii) will not recognize any gain realized as a result of the implementation of the Prepackaged Plan. The tax basis of the New Common Stock in the hands of a former holder of Debentures and/or Old Common Stock will be equal to such holder's adjusted tax basis in the Debentures and/or Old Common Stock exchanged therefor.

         A portion of the consideration received by an exchanging Debentureholder may be attributable to accrued but unpaid interest. Such portion will result in income or loss to the exchanging Debentureholder to the extent the consideration attributable to accrued but unpaid interest is less or greater than the amount of interest previously taken into account by the Debentureholder in computing taxable income for federal income tax purposes. It is not clear when consideration will be deemed attributable to accrued but unpaid interest. There is no


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legislative history, regulatory or case law guidance under the applicable statutory section that addresses this issue. Because the number of shares of New Common Stock to be issued to a holder will not be affected by the amount of any accrued but unpaid interest, we intend to take the position that no such amount should be allocated to accrued interest. It is unclear whether the IRS will accept such an allocation or will assert that a different allocation should be made.

         This discussion does not address the foreign, state or local tax consequences of the Prepackaged Plan, nor does it specifically address the tax consequences to taxpayers subject to special treatment under the federal income tax laws (including dealers in securities or currencies, pass-through entities, life insurance companies, tax-exempt organizations, financial institutions, regulated investment companies, taxpayers subject to the alternative minimum tax, persons who held Debentures or Old Common Stock as part of an integrated investment (including a "straddle") consisting of Debentures or Old Common Stock and one or more other positions, foreign corporations, persons who, for federal income tax purposes, are not citizens or residents of the United States, or persons whose functional currency is other than the United States Dollar). This discussion assumes that the New Common Stock is or will be held as a capital asset within the meaning of Section 1221 of the Internal Revenue Code.

"FRESH-START" ACCOUNTING

         Pursuant to the AICPA's Statement of Position No. 90-7, FINANCIAL REPORTING BY ENTITIES IN REORGANIZATION UNDER THE BANKRUPTCY CODE ("SOP 90-7"), "fresh-start" reporting must be adopted by a company undergoing a reorganization under Chapter 11 of the Bankruptcy Code, when the holders of existing voting securities immediately before filing and confirmation of the plan receive less than 50% of the voting securities of the emerging entity and the emerging entity's reorganization value is less than the total of its post-petition liabilities and allowed claims. The Registrant anticipates that implementation of the Prepackaged Plan will require the Company to adopt fresh-start reporting under SOP 90-7 on the basis that (i) holders of Old Common Stock immediately before such implementation received less than 50% of the New Common Stock issued in the implementation of the Prepackaged Plan and (ii) that the Company's estimated reorganization value for purposes of SOP 90-7, will be less than the Company's post-petition liabilities and Allowed Claims of approximately $154 million.

         Fresh-start reporting requires the Registrant to restate its assets and liabilities to reflect their reorganization value, which approximates fair value at the date of the reorganization. In so restating, SOP 90-7 requires the Registrant to allocate its reorganization value to its assets based upon their fair values in accordance with the procedures specified by Accounting Principles Board (APB) Opinion No. 16, BUSINESS COMBINATIONS, for transactions reported on the purchase method. Any amount of the reorganization value that exceeds the amounts allocable to the specific tangible and the identifiable intangible assets is allocated to a specific intangible referred to as "Reorganization value in excess of amounts allocable to identifiable assets" ("EXCESS REORGANIZATION VALUE"), which is amortized in accordance with APB Opinion No.17, INTANGIBLE ASSETS, over a life not to exceed 10 years. Each liability existing on the date the Prepackaged Plan was confirmed by the bankruptcy court, other than deferred taxes, will be stated at the present value of the amounts to be paid, determined using an appropriate discount rate. Deferred


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taxes will be reported in accordance with generally accepted accounting principles. However, any benefits derived from preconfirmation net operating losses will first reduce the Excess Reorganization Value and other intangibles until exhausted and thereafter be reported as a direct addition to additional paid-in capital. Finally, any accounting principle changes required to be adopted in the financial statements of the Registrant within the twelve months following the adoption of fresh-start reporting must be adopted at the time fresh-start reporting is adopted.

         The Registrant anticipates that as financial statements for the fiscal quarter ending October 31, 2000 will reflect the implementation of fresh-start reporting.

AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

         As of the Effective Date, the Registrant filed an amendment to its Certificate of Incorporation. The Corrected Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1. The Registrant's Certificate of Incorporation, as amended, prohibits the company from issuing non-voting securities as required by Section 1123 of the Bankruptcy Code. In addition, the amended Certificate of Incorporation differs from the Certificate of Incorporation existing prior to the Effective date in that (i) the Registrant is no longer able to issue preferred stock without stockholder approval; (ii) the Registrant's Board of Directors is no longer divided into classes with staggered terms; (iii) a special meeting of the stockholders can be called by holders of 25% of the capital stock of the Registrant; (iv) the Registrant may now amend its bylaws by action of the Board of Directors or a simple majority vote of the holders of the Registrant's capital stock; (v) the Registrant stockholders may now act by written consent; and (vi) except as required by law, no action of the stockholders requires a supermajority vote.


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         In addition, each of the Registrant's subsidiaries amended its respective charter document to prohibit the issuance of non-voting common stock as required by Section 1123 of the Bankruptcy Code. This prohibition on the issuance of non-voting securities will apply to the Registrant and each subsidiary only for so long as it is required by Section 1123 of the Bankruptcy Code.

TRADING OF NEW COMMON STOCK

         As a result of the Prepackaged Plan, the Registrant's New Common Stock is now traded under the ticker symbol "ICSNV." The Registrant's former trading symbol, "ICSL.OB", is no longer applicable to the Registrant's Common Stock.

         The Registrant's new trading symbol contains a "V" designation which indicates that the its New Common Stock trades on a "when issued" basis. In other words, any trades in the Registrant's New Common Stock will be settled when the New Common Stock is actually issued, which the Company anticipates will occur in the first week of October. At this time, the "V" designation will be removed and the New Common Stock will trade over-the-counter on the pink sheets under the symbol "ICSN." Once the Form 211 filed on behalf of the Registrant has been approved by the National Association of Securities Dealers, Inc., the Company's New Common Stock will again be traded on the over-the-counter Bulletin Board under the symbol "ICSN.OB." The Company anticipates that it will begin trading again on the over-the-counter Bulletin Board during the first week of October, however, no assurances can be made that the Company will achieve this timetable.

FORWARD LOOKING STATEMENTS

         Certain statements set forth above, including, but not limited to, statements containing the words "anticipates," "believes," "expects," "intends," "will," "may" and similar words constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which the results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors detailed from time to time in the Registrant's filings with the Securities and Exchange Commissions. The Registrant cautions investors that any forward-looking statements made by the Registrant are not guarantees of future performance. The Registrant disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not Applicable


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(b)      Pro forma financial information

         Not Applicable

(c)      Exhibits

Exhibit  3.1 - Corrected Amended and Restated Certificate of Incorporation
Exhibit 10.1 - 2000 Stock Option Plan
Exhibit 10.2 - Registration Rights Agreement dated September 21, 2000.
Exhibit 10.3 - Executive Employment Agreement of Michael T. Heffernan dated
               September 21, 2000.
Exhibit 10.4 - Form of Executive Employment Agreement (with attached schedule of terms).
Exhibit 99.1 - Press Release Dated September 21, 2000



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE CLINICAL SOLUTIONS, LTD.

By: /s/ Gary S. Gillheeney
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    Gary S. Gillheeney
    Chief Financial Officer

Date:  October 3, 2000